UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE l4A

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CINEDIGM CORP.

(Name of Registrant As Specified In Its Charter)

N/A
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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on October 23, 2020.  CINEDIGM CORP.Meeting InformationMeeting Type: Annual MeetingFor holders as of: August 26, 2020Date: October 23, 2020 Time: 2:00 PM PDTLocation: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CIDM2020.The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CIDM2020 and be sure to have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page).CINEDIGM CORP.ATTN: GARY LOFFREDO237 W. 35TH STREET, SUITE 605NEW YORK, NY 10001 You are receiving this communication because you hold shares in the company named above.This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/CIDM2020.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D23247-P44413

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees:01) Christopher J. McGurk 02) Peter C. Brown 03) Tom Bu04) Patrick W. O'Brien 05) Zvi M. Rhine 06) Peixin XuThe Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.2. To approve, by non-binding advisory vote, executive compensation.3. To approve an amendment to the Company's 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.4. To approve an amendment to the Company's Certificate of Incorporation to increase the total number of shares of Class A Common Stock authorized for issuance.5. To approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split and to reduce the number of authorized shares of the Company's Class A Common Stock, subject to the Board's discretion.6. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D23249-P44413